UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 31, 2007 (January 31, 2007)

SPECTRA ENERGY CORP

(Exact name of registrant as specified in its charter)

Delaware	1-33007	20-5413139
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 713-627-5400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 31, 2007, Spectra Energy Corp issued a press release announcing the settlement of outstanding litigation related to a contract dispute between Citrus Trading Corp. and Spectra LNG Sales (formerly known as Duke Energy LNG Sales, Inc.), a subsidiary of Spectra Energy Corp. A copy of the press release is filed as Exhibit 99.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Spectra Energy Corp, dated January 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY CORP

/s/ William S. Garner, Jr.
William S. Garner, Jr. Group Executive, General Counsel and Secretary

Date: January 31, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release of Spectra Energy Corp, dated January 31, 2007